                                                                Exhibit 10.5


                             SHOPPING CENTER LEASE

                                 LEASE SUMMARY

Date:  2 April 1984
       -----------------------

Lesser:  WRAM Development Company
         ------------------------

Address of Lessor:  5831 Wish Avenue
                    Encino, CA 91316

Lessee:  SOLLEY'S INC.
         -------------

Trade Name:  SOLLEY'S
             --------

Address of Lessee:  21857 Ventura Blvd.
                    Woodland Hills, CA 91367
                    Tel. 818-340-0810

Lease Term:  Ten years plus two five year options. See Addendum #10
             ------------------------------------------------------

Lease Term Dates:  See Addendum #17
                   ----------------

Monthly Minimum Rent:  $ See Addendum #12
                       ------------------

Total Annual Rent:  $ See Addendum #12
                    ------------------

Percentage Rent:  Six (6%) Percent
                  ----------------

Permitted Uses:  Restaurant, Delicatessen, Bakery, Beer and Wine,
                 ------------------------------------------------
                 Catering, Takeout and Alcoholic Beverages.
                 ------------------------------------------

Current Payments:

Security Deposit:  $25,000.00 (See Addendum #11)
                   -----------------------------

First Month's Rent:  $
                      --------------
Guarantor:
            -----------------------------
Address of Guarantor:
                       -------------------------------------------------
Broker(s):  None
            ----

Merchant's Association  See paragraph 26 of lease
                        -------------------------

     The foregoing Lease Summary provisions are an integral part of this Lease and each reference in this Lease to any such provision shall be construed to incorporate all of the terms provided under each such Lease Summary provision. In the event of any conflict between any Lease Summary provision and the balance of the Lease, the latter shall control.

                 [WRAM DEVELOPMENT COMPANY LETTERHEAD]

                           (213) 450-9644


May 28, 1986


Mr. Sol Zide
Solley's Deli
4578 Van Nuys Blvd.,
Sherman Oaks, CA 91403


Dear Solley:

Your lease addendum calls for insertion on "Lease Summary" certain information.

For convenience we are providing the following to be attached to the lease. Kindly sign below and return:

LEASE SUMMARY ATTACHMENT

Lease Term Dates (Addendum 17)

        Start:  April 1, 1985
        End:    March 31, 1995

        Plus two five year options

Percentage share of Common Area and other allocated costs (Addendum 18) Eighteen (18) Percent

Area occupied (Addendum 12)

        First floor  - 4906.94 square feet
        Second floor - 483 square feet

Approved

Lessor:                                 Lessee:
WRAM DEVELOPMENT COMPANY                SOLLEY'S INC.
/s/ Arthur R. Grebler
- --------------------------              -----------------------------
Arthur R. Grebler

Date:      5-28-         1986           Date:                    1986
     --------------------                    --------------------

                 [WRAM DEVELOPMENT COMPANY LETTERHEAD]

                           (213) 450-9644


May 28, 1986


Mr. Sol Zide
Solley's Deli
4578 Van Nuys Blvd.,
Sherman Oaks, CA 91403


Dear Solley:

Your lease addendum calls for insertion on "Lease Summary" certain information.

For convenience we are providing the following to be attached to the lease. Kindly sign below and return:

LEASE SUMMARY ATTACHMENT

Lease Term Dates (Addendum 17)

        Start:  April 1, 1985
        End:    March 31, 1995

        Plus two five year options

Percentage share of Common Area and other allocated costs (Addendum 18) Eighteen (18) Percent

Area occupied (Addendum 12)

        First floor  - 4906.94 square feet
        Second floor - 483 square feet

Approved

Lessor:                                 Lessee:
WRAM DEVELOPMENT COMPANY                SOLLEY'S INC.
/s/ Arthur R. Grebler
- --------------------------              -----------------------------
Arthur R. Grebler

Date:      5-28-         1986           Date:                    1986
     --------------------                    --------------------

                             SHOPPING CENTER LEASE


        THIS LEASE, executed this 2 day of April 1984, by and between WRAM Development Company, hereinafter called "Lessor" and SOLLEY'S INC., hereinafter called "Lessee".


                                  WITNESSETH:


        That for and in consideration of the covenants and agreements hereinafter set forth to be kept and performed by Lessee, Lessor hereby leases to Lessee and Lessee does hereby take, accept and hire from Lessor the leased premises hereinafter described for the period, and at the rental, subject to, and upon the terms and conditions herein set forth as follows:

        1. LEASED PREMISES. The premises ("leased premises") leased hereunder are located in the City of Sherman Oaks, County of Los Angeles, State of California, and shall consist of the building space hatchmarked on the plan attached hereto at Exhibit "A", said building space to be constructed as set forth in Paragraph 25. The leased premises shall have a frontage of approximately ________ feet (said measurement being from the center of partition or outside dimension in the case of end space) and a depth of approximately ________ feet (outside dimensions) or a total square footage of
approximately     *     square feet.
              --------
             It is expressly understood that the leased premises do not include the roof or exterior face of walls (except store fronts), and the use of the foregoing is expressly reserved to Lessor.

             The leased premises, together with and including other property owned, leased or optioned by Lessor referred to hereinafter and throughout this Lease as the "shopping center" is now devoted to, or contemplated for development as a shopping center. The shopping center both present and proposed, is depicted on Exhibit "A" and is legally described in Exhibit "B", both attached hereto and made a part hereof by this reference.

        2. TERM. The term of this Lease shall be for a period of approximately ten (10) years commencing on the earliest occurrence of either the following dates ("commencement date"); (1) the date upon which Lessee opens for business from the leased premises; or (2) November 1, 1984 whichever occurs first in time. See Lease Summary.

             In the event this Lease would expire on a day other than the last day of a calendar month, the term shall extend to the end of the calendar month during which the Lease would otherwise expire, and the rent shall be prorated for that period. When the commencement date and expiration date have been

*See Addendum #12
 and Lease Summary
established Lessee agrees to execute a memorandum thereof at the request of Lessor.

        3. PAYMENT OF RENT. Lessee hereby covenants and agrees to pay rent to Lessor in the form of "fixed minimum rent", "percentage rent" and "additional rent" all as hereinafter provided. The payment of all rents hereinafter set forth shall begin on the commencement date. All rents shall be paid at the office of Lessor. Time is of the essence in the payment of all forms of rent payable hereunder.

        4. RENT. Lessee shall pay to Lessor, as rental hereunder, the aggregate of the following:

            A.  An annual fixed minimum rent of        *
($        ) subject to adjustment as provided in Paragraph 5, payable in 12
equal monthly installments of                   ($        ) each payable in
advance of the first day of each month throughout the term. Should the term of this Lease commence on a day other than the first day of a month, the first monthly installment of fixed minimum rent shall be prorated on the basis of a 30 day month and shall be paid on the date the term commences.

            B. Monthly percentage rent in an amount of which Six (6%) Percent of gross sales (as defined in Paragraph 6) made during each month exceeds the amount of the installment of fixed minimum rent for such month.

            C. Additional rent (monthly or quarterly as Lessor shall designate) for Lessee's share of the aggregate of the following: (1) Estimated annual taxes and assessments as defined in Paragraph 11; (2) Estimated annual premiums for insurance carried by Lessor pursuant to Paragraph 13; and (3) Estimated common area charges as defined in Paragraph 12 incurred or to be incurred in connection with the operation of the shopping center. It is understood that the foregoing charges shall be paid in estimated amounts determined periodically by Lessor. When the actual amounts of such charges are determined, an appropriate lump sum adjustment shall be made between Lessor and Lessee. (4) See Addendum #13.

        5. ADJUSTMENT OF FIXED MINIMUM RENT. Fixed minimum rent shall be increased, but in no event decreased, at the expiration of each year ("adjustment date") of the term of this Lease in accordance with the increase, if any, in the cost of living. The fixed minimum rent, as so adjusted, shall be paid in accordance with Paragraph 4.A. until the next adjustment date. See Addendum #21.

            The index for the adjustment date shall be the one reported in the U.S. Department of Labor's most comprehensive official index then in use and most nearly answering the foregoing description of the index to be used. If it is calculated from a


*See Addendum #12
and Lease Summary                       -2-
base different from the base period 1967=100, figures used for calculating the adjustment shall first be converted under a formula supplied by the Bureau. If the described index shall no longer be published, another index generally recognized as authoritative shall be substituted by Lessor.

        6. GROSS SALES AND RECORDS. The term "gross sales" as used in this Lease, shall mean the total of the gross selling price of all merchandise or services sold by Lessee, its subtenants, concessionaires and any other person in or from the leased premises including, without limitation, (1) All sales made in, or upon orders placed at, or completed by delivery in, through, or from the leased premises; (2) All charges, including membership fees, made for services rendered in or from or upon orders placed at the leased premises; and
(3) All sales and charges made in connection with business transacted in whole or in part in, upon, or from the leased premises. Gross sales shall include sales and charges made for cash, credit card or upon credit, or partly for cash and partly for credit, without regard to whether or not collection is made of the amounts for which credit is given, and shall also include; (4) Sales and charges, whether made by Lessee or any other occupant or occupants of the leased premises or some part or parts thereof; and (5) Sales made by means of mechanical or other vending machines, in the leased premises. Each sale, charge or business transaction upon installment or contract therefor shall be treated as a gross sale for the full price or charge in the month during which such charge or contract is made.

        Gross sales shall exclude refunds for merchandise returned which were previously included in gross sales; allowances or adjustments granted to customers which were previously included in gross sales, sales and use taxes and any other government imposed surcharges.

        Lessee shall keep full and complete records and books of account reflecting all sales or business transactions in or from the leased premises, in order to enable Lessor to ascertain the percentage rent due hereunder. Lessee shall install one or more recording cash registers on which all sales including credit card sales in, on, or from the leased premises shall be recorded and such cash register tapes shall be retained as part of the records. Lessor, or its duly authorized representatives, shall have access thereto, at reasonable times for the purpose of examining the same and, if Lessor elects, of auditing the same, in the manner hereinafter provided. Lessee shall keep all records at or near the leased premises for a period of not less than four (4) years following the date on which Lessee submits its report of gross sales based on such records.

        Lessee shall prepare and deliver to Lessor within sixty (60) days after the end of each calendar quarter at the place where rent is then required to be paid hereunder, a true written statement signed by Lessee or Lessee's duly authorized officer or agent showing in such form and detail as Lessor shall specify the elements and amounts of gross sales made by Lessee during each calendar month or fraction thereof. Lessee shall pay to Lessor the amount of percentage rent due annually within sixty (60) days after the end of the year. In addition, Lessee shall further prepare and deliver to Lessor on or before the sixtieth day following the end of each calendar year during the term of this Lease and on or before the sixtieth day after the end of the term of this Lease, an annual statement, prepared and signed by a certified public accountant and signed by Lessee or Lessee's duly authorized officer or representative showing in such detail as Lessor shall specify the elements and amounts of gross sales made during the preceding calendar year or fraction thereof.

        If Lessee shall fail to prepare and deliver, within the time hereinabove specified, any statement of gross sales required hereunder, Lessor may elect to treat Lessee's failure as a breach of this Lease, entitling Lessor to terminate this Lease or to exercise any other remedy provided for in Paragraph 17. In the alternative or in any case in which Lessor questions the accuracy of any statement submitted by Lessee, Lessor may, at any time within 4 years following Lessee's failure to submit a statement or following the submittal of any statement elect to conduct an audit of all books and records of Lessee including without limitation, Lessee's bank accounts for the Sherman Oaks store only and tax returns, which in any way pertain to or show gross sales. Such audit may be conducted by Lessor or by any authorized representative. A statement prepared as a result of such audit shall be conclusively binding on Lessee and, in addition to all percentage rent, if any, shown to be due by such statement, Lessee shall pay for the cost of the audit in any case where the amount of gross sales shown by such audit is equal to or in excess of 102% of the amount shown by Lessee's statement for the same period. In the event such sales exceed 110% of the amount shown by Lessee's statement Lessor shall be entitled to declare same to be a breach of this Lease, or in the alternate, to assess such additional amount as percentage rental for the entire period back to the last audit or commencement of the lease, at option of Lessor.

        7. USE. Lessee shall occupy and use the leased premises only for the operation of See "Lease Summary" and for no other purpose whatsoever without the prior written consent of Lessor.

                Lessee shall not:

                        A. Use or permit the leased premises to be used for any purpose other than that set forth in this Paragraph and further covenants and agrees to comply promptly with all statutes, ordinances, rules, orders or regulations of any governmental authority regulating the use or occupation of the leased premises.

        B. Use or permit the use of the leased premises in any manner that will tend to create a nuisance or disturb other tenants or occupants of the shopping center or tend to injure the reputation of the shopping center.

        C. Conduct or permit to be conducted in the leased premises any fire sale, auction, bankruptcy sale, second-hand sale, going-out-of business sale or other promotions or sales without Lessor's prior written consent, except for periodic sales in the normal course of business.

        D. Allow any activity to be conducted on the leased premises or store any material on the leased premises which will increase premiums for or violate the terms of any insurance policy maintained by or for the benefit of Lessor or the shopping center. In no event shall any explosive, radioactive or dangerous materials be stored at the leased premises.

        E. Use or allow the premises to be used for sleeping quarters, dwelling rooms or for any unlawful purpose on the leased premises without Lessor's prior written consent.

        F. Solicit business, distribute advertising, obstruct, place any merchandise, vending or amusement machines on, or otherwise use in the conduct of its business, any part of the common area of the shopping center, including the sidewalks in front of the leased premises.

        G. Erect or install any exterior signs or window or door signs, advertising media or window or door lettering or placards, install any exterior lighting or plumbing fixtures, shades or awnings; make any exterior decoration or painting; build any fences, walls, barricades or other obstructions; or, install any radio, television, phonograph, antennae, loud speakers, sound amplifiers, flashing or revolving lights, or similar devices on the roof, exterior walls or in the windows of the leased premises, or make any changes to the store front without Lessor's prior written consent. Any signs, lights, advertising material, loud speakers or anything installed by Lessee on the leased premises which may be seen, heard or experienced outside the leased premises must be designed or approved by Lessor. Lessee shall not display, paint or place, or cause to be displayed, painted or placed any handbills, bumper stickers, or other advertising devices on any vehicles parked in the common area of the shopping center, nor shall Lessee distribute or cause to be distributed in the shopping center any handbills or other advertising devices.

        H. Interfere with any other tenant's use of the common area or cause or permit any waste on the leased premises or in the shopping center.

                I. Directly or indirectly own, operate or have any interest in the ownership or operation of any business similar in character to that conducted by Lessee in the leased premises within a radius of three (3) miles from the leased premises.

        Lessee Shall:

                A. Warehouse, store and/or stock in the leased premises only such goods, wares and merchandise as Lessee intends to offer for sale at retail at, in, from or upon the leased premises. Lessee shall use for office, clerical or other non-selling purposes only such space in the leased premises as is from time to time reasonably required for Lessee's business in the leased premises.

                B. Operate all of the leased premises during the entire term of this lease with due diligence and efficiency so as to produce maximum gross sales. Lessee shall provide sufficient sales personnel and carry at all times in said premises, a stock of merchandise of size, character, and quality as shall be reasonably designed to produce the maximum gross sales. Lessee shall keep the leased premises open for business during all regular customary days and hours as is reasonably determined by Lessor for such type of business in the city or area in which the shopping center is located.

                C. Install and maintain at all times, displays of merchandise in the display windows, if any, of the demised premises. Lessee shall keep the display windows and signs, if any, in the demised premises well lighted during the hours from sundown to midnight unless prevented by causes beyond the control of Lessee. In the event of breach by Lessee, of any of the conditions contained in these Subparagraphs B and C, Lessor shall have, in addition to any and all remedies herein provide, the right at its option to collect not only the fixed minimum rent herein provided, but further rent at the rate of 1/30th of the fixed minimum rent herein provided for each and every day that Lessee shall fail to conduct its business as herein provided; said further rent shall be deemed to be in lieu only of percentage rent as set forth in paragraph 4B, that might have been earned during such period of the Lessee's failure to conduct its business as herein provided.

                D. Keep the leased premises, entrances thereto, walkways adjacent thereto, loading platforms, service areas, garbage and refuse storage areas free from obstruction and clean and neat, and arrange for the prompt and frequent pickup of rubbish at such intervals as Lessor may direct.

        8. UTILITIES. Lessee agrees to pay before delinquency all charges for gas, heat, sewer, power, electricity, telephone, storm drain, water service and water meter charges and all other utility charges including any hook up or connection fees or charges which may accrue with respect to the leased premises during the term of this Lease whether the same be charged or assessed at flat rates, measured by separate meters or prorated by the utility company or Lessor. Lessor shall in no event be liable to Lessee for any interruption in the service of any such utilities to the leased premises, howsoever such interruption may be caused; and his Lease shall continue in full force and effect despite any such interruptions.

     9. REPAIRS. Lessee agrees that its acceptance of the leased premises evidenced by Lessee's entry into possession therefore shall constitute unqualified proof that the leased premises are, as of the commencement date of the term, in a tenantable and good condition; that Lessee will take good care therefore; and Lessee hereby waives the right to make repairs at Lessor's expense under the provisions of Section 1941 and 1942 of the Civil Code of California. Any partial destruction which Lessor is obligated to repair or may repair under any of the provisions of Section 1932, Subdivision 2 and Section 1933, Subdivision 4 of the Civil Code of California are hereby waived by Lessee. See Addendum #14.

        Lessee covenants and agrees at Lessee's own cost and expense to keep the leased premises, and each and every part thereof including without limitation, all plumbing and electrical conduits, wiring, fixtures and pipes and all sewers, floors, flooring, walls, lighting, store fronts, plate glass and glazing, air conditioning and heating systems, ceilings and all other parts thereof in good condition and repair at all times during the term hereof and to make promptly any and all repairs, renewals and replacements which may at any time be necessary or proper to put and keep the leased premises in good condition and repair, and to keep the leased premises and all appurtenances thereto in a good, clean, sale and wholesome condition at all times during said term. In the event that the leased premises contain air conditioning, Lessee's said obligation shall also include the retaining by Lessee of an air conditioning service company approved by Lessor, to service and to maintain the air conditioning equipment on a regular periodic inspection and service basis calling for inspection and servicing not less frequently than once each quarter. Lessee expressly agrees to pay promptly for any and all labor done or material furnished for any work or repair, maintenance, improvements, alteration or addition done by Lessee in connection with these items.

        Notwithstanding the fact that some of the following items are not part of the leased premises hereunder and shall be maintained by Lessor, Lessee shall
nevertheless reimburse Lessor for Lessee's   *   share of the cost of
                                           -----
maintenance and repair thereof within ten (10) days following receipt of Lessor's statement therefor; exterior trim, all underground and overhead utilities and service lines and drops located outside the perimeter of the leased premises, and painting or staining of exterior walls, trim or accessories and roof at such intervals as Lessor shall reasonably determine and which work shall be performed by Lessor.

* See Addendum #18

        Lessee shall promptly notify Lessor in writing of the need for any of the foregoing repairs to be performed by Lessor at Lessee's expense and Lessor shall have the right to enter the leased premises at any time with men and equipment as may be deemed necessary by Lessor to make such repairs. In no event shall Lessor be liable to any person, including Lessee, its agents or employees for any loss, damage (including water damage), theft, or destruction of or to any merchandise, fixtures, money or other property belonging to any person as a result of Lessor's failure promptly or correctly to perform any of the foregoing repairs or occasioned by acts of Lessor or its agents or employees while making such repairs. In no event shall Lessee be entitled to any offset, abatement or reduction in rent during periods of such repair.

        In the event Lessee fails or refuses to perform any repairs required of it hereunder, in addition to all other remedies available hereunder or at law for Lessee's default, Lessor may, but shall not be obligated to, enter the leased premises, with men and equipment and perform such repairs on behalf and at the expense of Lessee.

     10. ALTERATIONS. Lessee shall not make any alterations, additions, modifications, or changes ("alterations") to the leased premises without first procuring Lessor's written consent. Lessor shall not unreasonably withhold consent.

        Any alterations to the leased premises or the building of which they are a part which are required by reason of any present or future law, ordinance, rule, regulation or order of any governmental authority having jurisdiction over the leased premises or the shopping center or of any insurance company insuring the leased premises, and regardless of whether or not such alteration pertains to the nature, construction or structure of the building or to their use made thereof by Lessee, shall be at the cost of Lessee regardless of whether the work is performed by Lessor or Lessee. All alterations, to or upon the leased premises, except removable trade fixtures, shall at once when made or installed be deemed to have attached to the freehold and to have become the property of Lessor at the option of Lessor. See Addendum #15.

     11. TAXES AND ASSESSMENTS. Lessee shall be responsible for and shall pay to Lessor all real property taxes, assessments (whether social or general), fees, rental business tax, (the term "rental business tax" as used herein, shall include any business tax imposed upon Lessor by the State of California, or any political subdivision thereof, which is based upon or measured in whole or in part by amounts charged or received by Lessor under this Lease, provided that Lessee shall only pay the amount of such rental business tax that would be payable by Lessor if the leased premises were the only property of Lessor) or surcharges including without limitation any tax, excise on rent, or levy for parking privileges or in any way relating to environmental protection, or any other tax, levy, assessment or other charge of any nature whatsoever imposed by any governmental authority having jurisdiction over the shopping center and levied upon or payable in connection with the shopping center, the leased premises, the operation thereof, or business conducted therein including any such tax, fee or assessment levied or assessed in lieu of such real property taxes (all of which are herein referred to as "taxes and assessments"). If the leased premises are not separately assessed, Lessee shall be responsible for * share of all taxes and assessments and other governmental charges included in such tax bill. In the event said taxes and/or assessments are not paid in accordance with Paragraph 4.C, Lessor may, in addition to all other remedies permitted in this Lease, add an additional charge to the penalty and interest that would have been due if Lessee had failed to make timely payments directly to the tax collector.

        Lessee shall pay, before delinquency, all property taxes and assessments on the furniture, fixtures, equipment, merchandise and other property of Lessee at any time situated or installed in the leased premises, and, in addition, on improvements in the leased premises made or installed by Lessee subsequent to the commencement date. If at any time during the term of this Lease any of the foregoing are assessed as a part of the real property of which the leased premises are a part, Lessee shall pay to Lessor upon demand the amount of such additional taxes as may be levied against said real property by reason thereof. For the purpose of determining said amount, figures supplied by the County Assessor as to the amount so assessed shall be conclusive.

     12. COMMON AREA. Lessor hereby grants to Lessee the non-exclusive right in common with others during the term of this Lease to use the common area (as hereinafter defined) of the shopping center for itself, its employees, agents, customers, invitees, and licensees.

          The common area shall be subject to the exclusive control and management of Lessor or such other persons or nominees as Lessor may designate to exercise such management or control, in whole or in part over the common area, in Lessor's place and stead, and Lessor, and Lessor's nominees and assignees shall have the right to establish, modify, amend and enforce reasonable rules and regulations with respect to the common area. Lessee agrees to abide by and conform with reasonable such rules and regulations to cause its concessionaires, and its and their employees and agents, so to abide and conform; and to use its best efforts cause its customers, invitees and licensees so to abide and conform.

          Lessor shall have the right to close temporarily, if necessary, all or any portion of the common area to such extent as may in the opinion of Lessor's counsel be necessary or desirable in order to prevent a dedication thereof or the accrual of any rights of any person or of the public therein; to close temporarily all or any portion of the common area to discourage non-customer use; to use portions of the common area while engaged in making additional improvements or repairs or alterations to the shopping center and to do and perform such other acts in, to, and with respect to the common areas as Lessor, in its sole judgment, shall determine to be appropriate for the shopping center.

        Lessor shall have the unqualified right to increase or reduce the common area, and to rearrange the parking spaces, driveways and improvements on the common area. Lessor shall not reduce the parking area unless required by governmental order. At all times, the entrance to the restaurant shall not be restricted without the consent of the Lessee.

        Lessor shall have the sole right to place vending or amusement devices and public telephones on the common area.

        Lessee agrees that its officers, agents, employees, vendors, suppliers and other independent contractors will use such access roads and will operate trucks and trailers in delivering merchandise to and from the leased premises at such days and hours upon and over such access roads as are designated therefore by Lessor as a means of ingress to and egress from the leased premises. The use of such access roads by Lessee and Lessee's officers, agents, employees, vendors, suppliers and other independent contractors shall be subject to the rules and regulations established by the Lessor with respect to the use thereof.

        All automobiles, trucks and other vehicles of Lessee shall be parked only where and as permitted by Lessor from time to time, and officers, agents and employees of Lessee shall park their vehicles only in such places or in such particular areas, if any, as designated by Lessor as employee parking area. Lessee agrees that when and if requested by Lessor so to do, Lessee will furnish Lessor with the license numbers of the vehicles of Lessee and other respective officers, agents and employees.

        If any vehicle of Lessee or any concessionaire or any of their respective officers, agents or employees, is parked in any part of the shopping center other than the employee parking areas, Lessee hereby authorizes Lessor to engage a towing service to remove such vehicle at Lessee's expense, only after appropriate notice to Lessee and/or the particular vehicle's registered owner.

        As used herein, "common area" means all areas of the shopping center (as the same may be expanded or decreased at Lessor's option) except those areas which from time to time are designated by Lessor as being outside the common area or are leased to or within the exclusive control of a tenant of the shopping center. The common area includes, without limitation, the land and facilities utilized for or as parking areas, access and perimeter roads, truck passageways (which may be elevated or subsurface in whole or in part,) and platforms therein (including notwithstanding anything herein contained, any such platform as is for the use of Lessee or concessionaire); service corridors and stairways providing access from store premises to such platforms and truck passageways; loading docks, landscaped areas, exterior walks, arcades and/or balconies; directory equipment; wash rooms, comfort room, drinking fountain, toilets and other public facilities, bus stations, taxi stands and the like; areas devoted to or for maintenance purposes or equipment including management offices; and any areas dedicated or belonging to the public or any governmental authority which are contiguous or near to the shopping center and which are required to be maintained by or the cost of maintenance required to be borne by Lessor.

        Lessee shall pay to Lessor in the manner set forth in Paragraph 4.C. Lessee's * share of all charges of any kind or nature incurred or paid by
         ---
Lessor in connection with the maintenance, repair, operation or ownership of the common area, which charges shall include by not necessarily be limited to the expense of the following:

        Repair, replacement, and maintenance, surfacing, resurfacing, painting, restriping, cleaning, sweeping, janitorial services, planting, and landscaping, signs and markers, lighting and other utilities, parking control and security guards and fire protection or detection service, all real property and personal property taxes and assessments (as defined in Paragraph 11), levied or assessed against the common area, premiums for all forms of insurance described in Paragraph 13, covering the common area as well as Workmen's Compensation Insurance and any other insurance carried by and deemed advisable by Lessor, wages and salaries for personnel employed to operate the common area, cost of machinery and equipment used for common area maintenance or rental thereof, plus fifteen (15%) percent of all the foregoing charges to cover Lessor's overhead so long as the costs are reasonable. Copies of all bills over One Thousand Dollars ($1,000) shall be furnished to Lessee prior to payment by Lessee to support charges paid by Lessor during the prior twelve
(12) month period.

        13. INSURANCE. At all times during the term of this Lease, Lessor shall maintain in full force and effect with insurance companies licensed to do business in the State of California and otherwise satisfactory to Lessor in its sole discretion one or more policies including the following coverages.

                A. General public liability insurance against claims for bodily injury, death or property damage occurring in or upon the common area with limits of coverage of not less than $500,000 for death or injury to one person, $1,000,000 for death or injury to more than one person in a common accident or occurrence, and $50,000 for damage or injury to property. Lessor may increase the foregoing limits if it deems such increases desirable to protect Lessor and Lessee.


*See Addendum #18

        B. Fire, extended coverage, vandalism, malicious mischief, earthquake, fire rental and sprinkler leakage (if building contains sprinklers) insurance in such form and with such covered perils as Lessor deems appropriate in its sole discretion insuring the buildings and other improvements on the leased premises in an amount equal to the full replacement value thereof. All proceeds shall belong to and be the sole property of Lessor and Lessee hereby assigns to Lessor or its nominee all of Lessee's right, title and interest thereto.

            Lessee shall pay its    *    share of such premiums in the manner
provided in Paragraph 4. Lessor shall have the right to maintain blanket policies with the foregoing limits provided that the amount of insurance premium payable by Lessee hereunder shall be determined as the premium Lessee would have been required to pay if Lessor had caused to be issued a separate policy of the particular insurance on the leased premises in accordance with applicable tariff rules and rates duly promulgated for same by the Insurance Service Bureau or any successor insurance industry rating authority. Lessee shall be kept continuously informed of the continuity of coverage and coverage requirements of Lessor's lenders.

        At all times during the term of this Lease, Lessee shall maintain in full force and effect with insurance companies licensed to do business in the State of California and otherwise satisfactory to Lessor in its sole discretion one or more policies evidencing the following coverage:

            1. General public liability and Workers' Compensation insurance against claims for bodily injury, death or property damage occurring within the leased premises with limits of coverage of not less than $500,000 for death or injury to one person, $1,000,000 for death or injury to more than one person in a common accident or occurrence and $50,000 for damage or injury to property. Lessee shall increase the foregoing limits if Lessor deems such increase desirable to protect Lessor and Lessee.

            2. Plate glass insurance on the leased premises and policies of fire insurance, including extended coverage and such other insurance as Lessor may require, on all fixtures and equipment installed by Lessee and contents in the leased premises, such insurance to be in an amount equal to 100% of the insurable value thereof.

        All proceeds of such property insurance shall be paid to Lessor and held in trust to be used for the repair or replacement of the plate glass, fixtures, equipment or contents so insured. A duplicate original of all such policies shall be delivered to Lessor at least 15 days prior to the time such insurance is first required to be carried by Lessee, and thereafter at least 15 days prior to the expiration or cancellation of any such policy. In the event Lessee fails at any time during the term

* See Addendum  #18
of this Lease to obtain such insurance or to provide such evidence thereof, Lessor shall have the right but not the duty to procure such insurance and Lessee shall pay to Lessor the costs and expenses thereof as additional rent when the next payment of fixed minimum rent is required to be made.

        14. DAMAGE AND DESTRUCTION. In the event the leased premises, or any part thereof, shall be damaged by any casualty, this Lease shall remain in full force and effect, and Lessor shall repair such damage and put the leased premises in good condition as rapidly as reasonably possible. Provided such damage was not caused or contributed to by the act of negligence of Lessee, its agents or employees, Lessee shall be entitled to an equitable abatement of the fixed minimum rent during periods of such restoration, but Lessee shall remain liable for other charges hereunder including, without limitation, percentage rent.

                Notwithstanding any other provision of this Paragraph 14 to the contrary, if the leased premises shall be damaged, and such damage shall be to the extent of more than fifty (50%) percent of the replacement value of the leased premises at the time of such damage, then Lessor may at its election upon notice to Lessee, within ninety (90) days after such damage, terminate this Lease as of the date of such damage. See addendum #19.

                In the event that fifty (50%) percent or more of the building area or common area of the shopping center shall be damaged or destroyed by casualty, notwithstanding that the leased premises may be unaffected by such casualty, Lessor may terminate this Lease and the tenancy hereby created by giving to Lessee written notice of Lessor's election so to do within the ninety
(90) days following the date of said occurrence. Rent shall be adjusted as of the date of such termination. See Addendum #19.

        15. EMINENT DOMAIN. If there is any taking of or damage to all or any part of the leased premises or any interest therein because of the exercise of the power of eminent domain, whether by condemnation proceedings or otherwise, or any transfer of any part of the leased premises or any interest therein made in avoidance of the exercise of the power of eminent domain (all of the foregoing being hereinafter referred to as "taking") prior to or during the term hereof, the rights and obligations of the Lessor and Lessee with respect to such taking shall be as follows:

                A. If there is a taking of all of the leased premises, this Lease shall terminate as of the date of such taking.

        B. If fifty (50%) percent or more of the ground floor area of the leased premises shall be taken, or fifty (50%) percent of the land area described in Exhibit "B" (as the same may be amended) shall be taken (regardless of whether or not any part of the leased premises is taken) then, in that event, Lessor shall be entitled to elect either to terminate this Lease or to rebuild the remainder of the leased premises or the shopping center. Lessor shall give written notice to Lessee of its election no later than ninety (90) days after the date Lessor receives notice that possession or title to the portion of the leased premises or shopping center taken has vested in the condemnor.

            If this Lease is terminated in accordance with the provisions of this Paragraph 15 such termination shall become effective as of the date physical possession of the particular portion is taken or immediate possession is ordered. The parties shall be released from all further liability hereunder. If this Lease is not terminated as provided in this Paragraph 15, Lessor shall restore the remainder of the improvements occupied by Lessee so far as practicable to a complete unit of like quality, character, and condition as that which existed immediately prior to the taking.

            If this Lease is not terminated as provided in this Paragraph 15, the annual fixed minimum rent only set forth in Article 4A for the remainder of the term shall be reduced by the proportion which the number of square feet of ground floor area of the leased premises taken bears to the total ground floor area of the leased premises immediately before the taking.

            The entire award or compensation in such proceedings, whether for a total or partial taking or for diminution in the value of the leasehold or for the fee shall belong to and be the property of Lessor, and Lessee hereby assigns to Lessor all of Lessee's interest in any award.

     16. ASSIGNMENT AND SUBLEASE. Lessee shall not assign this Lease or any interest therein whether voluntarily, by operation of law, or otherwise and shall not sublet the leased premises or any part thereof, except by written permission and consent of Lessor being first had and obtained. Consent of Lessor to any such assignment shall not be unreasonably withheld if: (1) At the time of such assignment or transfer Lessee is not in default in the performance and observance of any of the covenants and conditions of this Lease; (2) The assignee or subtenant of Lessee shall expressly assume in writing all of Lessee's obligations hereunder; (3) Lessee shall provide proof to Lessor that the assignee or subtenant has a financial condition which is satisfactory to Lessor and Lessor's lender and (4) The leased premises continue to be used solely for the purpose set forth in Paragraph 7 and the assignee or subtenant is, in Lessor's opinion, capable of operating such business. In connection with any such assignment or sublease, Lessee or the assignee of Lessee shall pay to lessor a fee of One Thousand Dollars ($1,000).

        Any such subleasing or assignment, even with the approval of Lessor shall not relieve Lessee from liability for payment of all forms of rental and other charges herein provided or from the obligations to keep and be bound by the terms, conditions and covenants of this Lease. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease, or a consent to the assignment or subletting of the leased premises. Consent to any assignment or subletting shall not be deemed a consent to any future assignment or subletting. Any merger, consolidation or transfer of corporate shares of Lessee, if Lessee is a corporation, so as to result in a change in the present voting control of the Lessee by the person or persons owning a majority of said corporate shares on the date of this Lease, shall constitute an assignment and be subject to the conditions of this paragraph. See Addendum #16.

        17. LESSEE'S DEFAULT. The following shall be deemed to be acts of default under this Lease.

                A. Lessee shall fail, neglect or refuse to pay any installment of fixed minimum rent, additional rent, percentage rent or any other charge including, without limitation, penalty charges, required to be paid by Lessee hereunder at the time and in the amount as herein provided, or pay any moneys agreed by it to be paid promptly when and as the same shall become due and payable under the terms hereof and such default shall continue for a period of more than ten (10) days after notice thereof in writing given to Lessee by Lessor.
                B. Lessee shall fail, neglect or refuse to keep and perform any of the other covenants, conditions, stipulations or agreements herein contained and covenanted and agreed to be kept and performed by Lessee and such default shall continue for a period of more than fifteen (15) days after notice thereof in writing given to Lessee by Lessor; provided, however that if the cause for giving such notice involves the making of repairs or other matters reasonably requiring a longer period of time than the period of such notice. Lessee shall be deemed to have complied with such notice if Lessee has commenced and is diligently prosecuting compliance therewith.

                C. Any attachment or levy of execution or similar seizure of the leased premises or Lessee's merchandise, fixtures or other property at the leased premises or any foreclosure, repossession, or sale under any chattel mortgage, security agreement or conditional sales contract covering Lessee's merchandise, fixtures or other property at the leased premises; or the filing of any petition by or against Lessee under any chapter of the Bankruptcy Act, or the adjudication of Lessee as a bankrupt or insolvent; or the appointment of a receiver or trustee to take possession of all or substantially all of the assets of Lessee or a general assignment by Lessee for the benefit of creditors; or any other action taken or suffered by Lessee under any State or Federal Insolvency or Bankruptcy Act and the continuation thereof for more than 20 days.

        In the event of an act of default by Lessee, Lessor may, at its option:
(1) Terminate Lessee's right to possession of the leased premises because of such breach and recover from Lessee all damages allowed under Section 1951.2 of the California Civil Code, including, without limitation, the worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Lessee proves could be reasonably avoided, or ; (2) Not terminate Lessee's right to possession because of such breach, but continue this Lease in full force and effect; and in that event (a) Lessor may enforce all rights and remedies under this Lease, including the right to recover the rent and all other changes due hereunder as such rent and other charges become due, and (b) Lessee may assign its interest in this Lease with Lessor's prior written consent shall not be unreasonably withheld in accordance with Paragraph 16.

        In the event of any reentry, Lessor may remove all persons from the leased premises and all property and any signs located in or about the leased premises and place such property in storage in a public warehouse at the cost and risk of Lessee.

        No reentry or reletting of the leased premises of any nature served under unlawful detainer action or the filing of any unlawful detainer or similar action shall be construed as an election by Lessor to terminate this Lease unless a written notice of such intention is given by Lessor to Lessee; and notwithstanding any such reletting without such termination, Lessor may at any time thereafter elect to terminate this Lease.

        Except in the case of Lessor's willful misconduct, Lessee hereby waives all claims or demands for damages that may be caused by Lessor in reentering and taking possession of the leased premises as hereinabove provided and all claims or demands for damages which may result from the destruction of or injury to the leased premises and all claims or demands for damages or loss of property belonging to Lessee or to any other person or firm that may be in or about the leased premises at the time of such reentry.

        Nothing contained in this Lease shall limit Lessor to the remedies set forth in this Paragraph 17; and upon Lessee's default Lessor shall be entitled to exercise any right or remedy then provided by law, including, but without limitation, the right to obtain injunctive relief and the right to recover all

                                  EXHIBIT "C"
                                  -----------

Store is leased "as is" subject to guarantees, except for the following work that Lessor shall do on Lessee's premises:

1. New standard acoustical tile ceiling, including water resistant tile as required by code in kitchen area.

2. Complete all perimeter walls with gypsum board ready for paint (covering by Lessee).

3. Complete all exterior walls in existing framework, including glass and stucco (doors and finish hardware by Lessee).

4.   Air conditioning and Heating (see note (a)).

5. Secure all required Building Department permits for initial installation based on complete plans furnished by Lessee (permit fees, sewer and water and other governmental charges by Lessee). All structural planning shall be done by the Lessor and to include the placing of air conditioning, water heater and compressors on the roof for the Lessee's requirements. Lessor to pay the cost of structural changes. Lessee to pay for permits.

6. Remove separation wall between present June Ellen and present Hooper stores and install supporting posts for beams as may be required.

7.   Painting excluded.

All other work to complete approved plan and to conform to Los Angeles Building Department and Health Department and other Governmental Agency requirements shall be completed by Lessee at Lessee's sole expense.

Note:  (a)  Cost of air conditioning and heating shall be paid by Lessee and shall be refunded to Lessee starting the 12th month of this lease by deducting $250.00 from the monthly rental until the full sum advanced has been returned or when the lease has been terminated, whichever is first in time.

       (b) Lessor shall complete all work required above in a timely and quality manner after notification by Lessee that work is ready for installation.

       (c) The Lessor shall include all roof repairs after all penetrations have been completed by the Lessee.

Lessor:                                 Lessee:
WRAM Development Company                SOLLEY's INC.

/s/                                     /s/
- -------------------------               -----------------------

Dated: 2 April 1984                     Dated: 4-2-84
       ------------------                      ----------------
damages caused by Lessee's default in the performance of any of its obligations under this Lease.

        Neither this Lease nor any interest herein nor any estate created hereby shall pass by operation of law under any State or Federal Insolvency or Bankruptcy Act to any trustee, receiver, assignee for the benefit of creditors or any other person whatsoever without the prior written consent of Lessor.

        In computing damages or rental due under this Lease, the value of percentage rent for any period shall be based upon the percentage rent earned during the twelve month period prior to the termination of the Lease.

        If any payment of rent or other payment is not paid when due, the Lessee shall, as a penalty for such delinquency, pay to Lessor five (5%) percent of amount due as a late charge if payment is not received within SEE ADDENDUM #20. This provision shall not be construed to relieve Lessee from any default hereunder arising through the failure on the part of Lessee to make any payment at the time and in the manner specified, in addition any sum accruing to Lessor under the terms and provisions of this Lease which shall not be paid when due shall bear interest at the highest lawful rate from the date the same becomes due and payable by the terms and provisions of this Lease until paid.

     18. DEFAULT BY LESSOR. Lessor shall in no event be charged with default in the performance of any of its obligations hereunder unless and until Lessor shall have failed to perform such obligations within thirty (30) days (or such additional time as is reasonably required to correct any such defaults) after written notice by Lessee to Lessor properly specifying wherein Lessor has failed to perform any such obligation. Notwithstanding any default by Lessor, Lessee shall not have the right to exercise any remedy provided for herein or at law unless and until Lessee shall have delivered a written notice to any lender holding a trust deed against the leased premises or the shopping center or portion thereof specifying wherein Lessor has failed to correct or remedy such default, which such notice may not be delivered until after the expiration of the period set forth herein for Lessor to remedy such default and shall grant to the lender an additional equal period within which to cure such default. Lessor to continuously inform Lessee of such lienholders.

     19. SURRENDER OF PREMISES. At the expiration of the tenancy hereby created, Lessee shall surrender the leased premises in the same condition as the leased premises were in upon delivery of possession thereto under this Lease, in addition to any alterations or additions which Lessor elects to keep pursuant to Paragraph 10, reasonable wear and tear excepted, and shall surrender all keys for the leased premises to Lessor at the place then fixed for the payment of rent and shall inform

Lessor of all combinations on locks, safes and vaults, if any, in the leased premises. No act or conduct of Lessor, except a written acknowledgement of acceptance of surrender signed by Lessor, shall be deemed to be or constitute an acceptance of the surrender of the leased premises by Lessee prior to the expiration of the term of this lease.

        If prior to the termination of this Lease or within fifteen (15) days thereafter, Lessor elects, by written notice to Lessee, Lessee shall promptly remove the additions, improvements, fixtures, trade fixtures and installations which were placed in the leased premises by Lessee and which are designated in said notice, and shall repair any damage occasioned by such removal; and in default thereof Lessor may effect said removals and repairs at Lessee's expense. The covenants of Lessee contained herein shall survive the expiration or termination of the Lease term.

     20. INDEMNIFICATION, RELEASE AND LIENS. Lessee agrees and this Lease is made upon the express condition that Lessor shall not be liable, responsible, or in any way accountable, to Lessee, Lessee's agents, employees, servants, customers or invitees, or to any person whomever, for any loss, theft or destruction of or damage (including but not limited to any damage caused by rain storm or other water damage) to any goods, wares, merchandise, fixtures of other property stored, kept, maintained, or displayed in, on or about the leased premises, or in, on or about the facilities, the use of which Lessee may have in conjunction with this Lease, nor for injury to or death of any person or persons who may at any time be using, occupying or visiting the leased premises or thereabouts regardless of the nature or cause of such injury, damage or destruction including, without limitation, the negligence of Lessor.

        Lessee agrees to indemnify, defend and hold harmless Lessor, its agents and employees from and against any and all expense, liability and claims for damage to or loss of property (including Lessee's property) or injury to or death of persons (including Lessee, its agents, employees, visitors, or invitees) directly or indirectly resulting from anything occurring from any cause on or about the leased premises, in connection with the maintenance of operation of Lessee's business, or Lessee's occupation or use of the leased premises. Lessee shall discharge any judgement or compromise rendered against or suffered by Lessor, as a result of anything indemnified against hereunder and shall reimburse Lessor, for any and all costs, fees or expenses incurred or paid by Lessor, (including, without limitation, reasonable attorneys' fees) in connection with the defense of any action or claim.

        Lessee shall keep the leased premises and any buildings located thereon and all of the right, title and interest of Lessee and Lessor, therein free and clear of all liens or claims which may ripen into such a lien or encumbrance, and in the event Lessee fails to do so, Lessor may pay such lien or encumbrance or claim, and on or before the tenth (10th) day of the month following the month during which such payment is made, Lessee shall pay to Lessor such sums so paid, plus such reasonable costs and attorneys' fees as may have been incurred by Lessor; provided, however that in the event Lessee in good faith disputes such lien or encumbrance and with reasonable promptness furnishes an indemnity bond or such undertaking in an amount sufficient either to procure the release of such lien or encumbrance or to indemnify against the principal amounts thereof, together with such costs of attorneys' fees as may be covered by said liens or encumbrance, then the furnishing of such bond or undertaking shall be deemed due compliance with the foregoing provisions.

        21. SUBORDINATION AND FINANCING. This Lease shall in all respects be junior and subordinate to any ground lease or other matters of record and all of the provisions contained therein. In the event of any conflict between the terms hereof and any of the foregoing, the provisions of the foregoing shall prevail. Subject to the foregoing, and upon payment by Lessee of all of the rents herein provided, and upon the observation and performance of all of the covenants, terms and conditions on Lessee's part to be observed and performed, Lessee shall quietly hold and enjoy the leased premises for the term hereby leased without hindrance or interruption by Lessor or any other person or persons lawfully or equitably claiming by, through or under Lessor, subject nevertheless to the terms and conditions of this Lease.

                Lessee covenants and agrees that upon written request of Lessor, Lessee will make, execute, acknowledge and deliver any and all instruments requested by Lessor which are necessary or proper to effect the subordination of this Lease to any mortgage, deed of trust, indenture or other encumbrance, and hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to make, execute, acknowledge and deliver any such instruments in the name and on behalf of Lessee, or to subordinate any such mortgage, deed of trust, indenture or other encumbrance, such person may elect to continue this Lease in full force and effect in the same manner and with like effect as if such person has been named as Lessor herein, and in the event of such election, this Lease shall continue in full force and effect, as aforesaid, and Lessee hereby attorns and agrees to attorn to such person.

                At any time and from time to time, upon request in writing from Lessor, Lessee agrees to execute, acknowledge and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and stating the modifications) and the dates to which fixed minimum rent, additional rent, percentage rent and other charges have been paid. It is understood and agreed that any such statement may be relied upon by any prospective purchaser of the leasehold or the mortgagee, beneficiary or grantee of any security or interest, or any assignee of any thereof, under any mortgage or deed of trust now or hereafter made covering any leasehold interest in the leased premises or the real property covered by this Lease.

        It is understood and agreed that Lessor may be required to obtain financing in connection with the purchase, construction and/or operation of the shopping center and the lender or lenders providing such financing may require modifications or amendments to this Lease. In the event Lessee does not agree to such amendments or modifications of this Lease, as may be required by such lender or lenders as a condition to providing such financing, then in either of these events Lessor may cancel this Lease on thirty (30) days written notice to Lessee without liability to either party.

        Lessee agrees to furnish such financial statements, balance sheets or operating statements as may be required and which Lessor is authorized to use or furnish to any lender or lenders. Any financial statements submitted to Lessor by Lessee prior to or after execution of this Lease are warranted by Lessee to be true and correct.

        If during the term of this Lease, Lessor sells or otherwise severs its entire interest in the leased premises of this Lease, or all of the shopping center, then all rights and obligations of Lessee hereunder, shall remain in full force and effect as though there had been no such sale or transfer. Upon such transfer and conveyance Lessor shall be unconditionally absolved and released of all obligations of Lessor accruing hereunder from the date of such sale or transfer.

        This Lease, or a short form thereof shall not be recorded without the prior written consent of Lessor and if Lessor so requests, Lessee agrees to execute and deliver a short form of this Lease for recordation.

     22. ATTORNEY'S FEES. In case suit shall be brought for any breach of this Lease including without limitation unlawful detainer of the leased premises or for the recovery of any rent due under the provisions of this Lease, or because of the breach of any covenant herein contained on the part of Lessee to be kept or performed, the prevailing party shall be entitled to a reasonable attorney's fee which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Arbitration before American Arbitration Assoc. shall be used except for monies due Lessor under Paragraphs 4 & 17 of Lease.

        23. NOTICES. Whenever under this Lease a provision is made for any demand, notice or declaration of any kind or where it is deemed desirable or necessary by either party to give or serve any such notice, demand or declaration to the other it shall be in writing delivered personally or by certified mail with postage prepaid addressed to Lessee or to Lessor at the address appearing opposite their signatures at the end of this Lease. Either party may, by like notice, at any time and from time to time designate a different address to which or a different person to whom or in care of whom notices shall be sent. Notices delivered by mail shall be deemed delivered 48 hours after deposit thereof in a U.S. Mail Post Box located in California postage prepaid and addressed as required herein. Lessee shall post in a conspicuous place on the front of leased premises an emergency telephone number where Lessee may be reached after business hours.

        24. SECURITY DEPOSIT. Lessee, contemporaneously with the execution of this Lease, has deposited with Lessor the sum of Twenty-five Thousand and No/100 Dollars ($25,000,000), receipt of which is hereby acknowledged by Lessor. Said deposit shall be held by Lessor, without interest, and deposited with other funds of Lessor, as security for the faithful performance by Lessee of all of the terms, covenants, and conditions of this Lease by Lessee to be kept and performed during the term hereof.

        In the event of the failure of Lessee to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Lessee then Lessor, at its option may, with or without terminating this Lease appropriate and apply said entire deposit, or so much thereof as may be necessary, to compensate Lessor for all loss or damage sustained or suffered by Lessor due to such breach on the part of Lessee. Should the entire deposit or any portion thereof be appropriated and applied by Lessor the payment of overdue rent or other sums due and payable to Lessor by Lessee hereunder, then Lessee shall, upon the written demand of Lessor, forthwith remit to Lessor in cash an amount sufficient to restore said security to the original sum deposited, and Lessee's failure to do so within ten (10) days after receipt of such demand shall constitute a breach of this Lease. Should Lessee comply with all of said terms, covenants and conditions and promptly pay all the rental herein provided for as it falls due, and all other sums payable by Lessee to Lessor hereunder, the deposit or so much thereof as may remain, shall be returned in full to Lessee at the end of the term of this Lease, or upon the earlier termination of this Lease. See Addendum #11.

        25. CONSTRUCTION OF LEASED PREMISES. Lessor shall complete, at its own expense, the work designated as "Lessor's Construction" on Exhibit "C" attached hereto and made a part hereof. All other work of any character, whether performed by Lessor or Lessee shall be at Lessee's sole expense including, without limitation, work designated as "Lessee's Construction" and "Lessor's Optional Construction" on Exhibit "C". All work to be performed by either party shall be done in accordance with plans and specifications to be approved by Lessor and in accordance with all applicable building codes and regulations governing said construction and in accordance with Exhibit "C" and same shall become the property of Lessor upon termination of this Lease.

        Upon execution of this Lease, Lessee will prepare by a designer at its expense plans and specifications for the work designated as "Lessee's Work" and "Lessor's Optional Work" and shall deliver a full set of plans to Lessor within sixty (60) days after signing of this Lease. Lessor shall have the right to approve, disapprove or require modification of said plans and specifications which changes shall be made by Lessee and revised plans submitted promptly to Lessor for approval. The foregoing procedure shall be followed until a satisfactory set of plans and specifications have been prepared. Approval or disapproval by Lessor or his representative shall be made within five (5) days from date of receipt and said approval shall not be unreasonably withheld.

        Lessor shall perform for Lessee such of "Lessor's Optional Work" as Lessor elects to perform and Lessee shall perform the remainder thereof. In any event, such work shall be at Lessee's sole expense. See Exhibit "C".

        Any changes in the work described in Exhibit "C" or the plans and specifications requested by Lessee or required by any governmental authority shall be at Lessee's sole expense. Lessee shall pay Lessor any costs which Lessee is required to pay pursuant to this article within five (5) days following Lessor's periodic billings therefor.

        In order to expedite the commencement of Lessee's business in the leased premises, Lessee, upon receipt of notice from Lessor that Lessee may enter to perform its work, may enter upon the leased premises for the purpose of performing "Lessee's Work" and installing trade fixtures and furnishing during the construction period; provided, however, that such activity on the part of Lessee shall be done only in such manner as not to interfere with Lessor's construction and Lessor shall not be liable to Lessee for damages to or loss of such fixtures, equipment or furnishings. Lessee agrees to comply with any union labor provisions of any Contractor's Agreement made with Lessor. Lessee and Lessor agree to promptly after notice commence and diligently prosecute the work to completion so that Lessee's business will be ready to open as soon as possible. Time is of the essence.

        26. MERCHANTS ASSOCIATION. Should a nonprofit corporation or association comprised of at least seventy-five (75%) percent of the tenants, excluding Security Bank and Allstate Insurance, at any time operating business establishments in the shopping center be now or hereafter organized for the purpose, among other things, of carrying out such common or general advertising or promotional activities or programs for the shopping center and the various business establishments operated therein as a majority of the members thereof may deem proper and expedient, then at Lessor's request Lessee shall at its own expense do all things necessary promptly to become, and throughout the term hereof remain, an active member in good standing of such corporation or association.

        27. DEVELOPMENT OF SHOPPING CENTER. It is expressly understood and agreed that Lessor may at its sole option and without Lessee's consent (1) (but shall not be obligated to), develop that portion of the shopping center situated outside of the area outlined in red on Exhibit "A"; (2) increase the size of the shopping center by addition of contiguous property, or decrease the size of the shopping center or modify Exhibit "A" by adding, deleting or changing the building areas, common areas, parking layout, ingress or egress of the shopping center. In any of which events, Lessor shall deliver to Lessee revised Exhibits "A" and "B" which shall be substituted in and automatically become part of this Lease; (3) Vary the plan, location or dimensions of the leased premises at any time prior to the time Lessee commences its construction pursuant to Paragraph 25, provided that the approximate size and general location of the leased premises will not be changed without Lessee's consent, and provided further that if a material change of location or dimensions of the leased premises is requested by Lessor and Lessee does not consent to such change then Lessor may, at its option, terminate this Lease; (4) Build additional stories on any building or buildings in the shopping center and construct double-deck, subterranean, or elevated parking facilities. Lessor makes no warranty or representation whatever regarding the names of character of businesses to be conducted or the size or location of any space to be occupied by any tenant of the shopping center. The building use designation, if any, set forth on Exhibit "A" is for convenience only, and is not to be construed as a representation that the proposed building will be put to such use; and Lessee does not rely on any such representation in entering into this Lease.

        28. MISCELLANEOUS. Lessor and its agents shall have free access to the leased premises during all reasonable hours for the purpose of examining the same and to ascertain if Lessee is in compliance with the terms of this Lease, to exhibit the same to prospective purchasers or tenants pursuant to this Lease and to post such notices as may be desirable or necessary in Lessor's sole judgment.

        As used in this Lease and whenever required by the context thereof, each number, both singular or plural, shall include all numbers, and each gender shall include all genders. Lessor and Lessee as used in this Lease or in any other instrument referred to in or made a part of this Lease shall likewise include both the singular and the plural, a corporation, co-partnership, individual or person acting in any fiduciary capacity as executor, administrator, trustee, or in any other representative capacity. All covenants herein contained on the part of Lessee shall be joint and several.

        All of the terms hereof shall apply to, run in favor of and shall be binding upon and inure to the benefit of, as the case may require, the parties hereto, and also their respective heirs, executors, administrators, personal representatives and assigns and successors in interest, subject at all times nevertheless to the provisions of Paragraph 16 of this Lease relating to restrictions upon assignment or subletting this Lease or the leased premises.

        One or more waivers of any covenant, term or condition of this Lease by either party shall not be construed by the other party as a waiver of a subsequent breach of the same or any other covenant, term or condition. The consent or approval of either party to or of any act by the other party of a nature requiring consent or approval shall not be deemed to waive or render unnecessary consent to or approval of any subsequent act.

        Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association whatsoever between Lessor and Lessee, it being expressly understood and agreed that neither the method of computation of rent nor any other provisions contained in this Lease nor any act or acts of the parties hereto shall be deemed to create any relationship between Lessor and Lessee other than the relationship of landlord and tenant.

        The laws of the State of California shall govern the validity, construction, performance and enforcement of this Lease.

        Each of the parties represents and warrants that it has engaged no broker or finder and that no claims for brokerage commissions or finder's fees will arise in connection with the execution of this lease and each of the parties agrees to indemnify the other against, hold it harmless from, all liabilities arising from any such claim (including, without limitation, the cost of attorney's fees in connection therewith).

                The submission of this Lease for examination does not constitute a reservation of or option for the leased premises and this Lease becomes effective as a Lease only upon execution thereof by Lessor and Lessee.

                It is understood that there are no oral agreements between the parties affecting this Lease and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements, representations and understandings, if any, between the parties hereto or displayed by Lessor to Lessee with respect to the subject matter thereof and none thereof shall be used to interpret or construe this Lease.

                If a corporation executes this Lease as a Lessee, Lessee shall promptly furnish Lessor certified corporate resolutions attesting to the authority of the officers to execute the Lease on behalf of such corporation.

                The Paragraph titles herein are for convenience only and do not define, limit or construe the contents of such paragraphs.

                Lessee hereby grants to Lessor such licenses or easements in, under or over the leased premises or any portion or portions thereof as shall be reasonably required for the installation or maintenance of mains, conduits, pipes or other facilities to serve the shopping center or any part thereof, including but not by way of limitation the premises of any occupant.

                It is specifically understood and agreed that this Lease is subject to conditions, covenants, restrictions, grants of easement and/or restrictions and easement agreements and any master leases if Lessors are master Lessors and not fee owners.

                In the event the Lessee shall hold over the leased premises after the expiration of the term hereof with the consent of the Lessor either express or implied, such holding over shall be construed to be only a tenancy from month-to-month, subject to all the covenants, conditions and obligations hereof and the Lessee hereby agrees to pay the Lessor the same rentals provided for by this Lease for such additional times as Lessee shall hold such property.

        Attached and made part of this lease:

                        Addendum Dated    2 April 1984
                                       -------------------
                        Exhibit A Plot Plan
                        Exhibit B Legal

                                ADDENDUM
                          DATE:  2 APRIL 1984

Addendum to Lease dated 2 April 1984 between WRAM Development Company, as Lessor, and SOLLEY'S INC., as Lessee.

1. Governmental and other reports made by Lessee now combine gross sales reports for Lessee's two or more stores. Accountant for Lessee or Lessee shall attach a signed statement to each such report submitted to Lessor making a true allocation of gross sales for the Sherman Oaks store only. Copies of reports shall be mailed concurrently to agency requiring same and the Lessor.

2. If, prior to, or at any time during the term of this Lease, a law, regulation, or rule is adopted by any governmental authority requiring that monitoring equipment measuring air quality be installed in the Shopping Center, Lessee shall pay to Lessor as additional rental upon demand, its * % share of the cost, maintenance, and operating expense of same. Lessee shall extend to Lessor reasonable rights of entry to the premises for purposes of testing air quality as may be required. Lessee acknowledges that Lessor may be required from time to time by governmental authority to reduce the energy consumption of the Shopping Center, to impose a parking or similar regulatory charge, to modify or restrict the hours of operation of Lessee's business, to limit access to the Shopping Center or to reduce the number of parking spaces available for Lessee's customers and other limited actions all of which shall be binding on Lessee if enacted or enforced by Lessor in accordance with the requirements of a governmental authority. No such action on the part of the Lessor shall be deemed to be a breach by Lessor of its obligations under the lease. This section shall not in any way limit any right given Lessor under any other section of this Lease.

3. It is understood and agreed that the terms of the Master Lease (under which Lessor is designated as "Lessee" of the underlying ground" provides for periodic reappraisal of the value of the land. The reappraisal occurs within thirty (30) days after June 30, 1989 and after 2004 and each fifteen years thereafter. If Lessor's rent is increased as a result of such reappraisal or for any other reason, Lessee's rent shall be increased by * % of such increase or Five Hundred Dollars ($500) whichever is the lesser.


*See Addendum #18

Addendum Page 2

 4. Signs heating and air conditioning units and other fixed equipment shall remain the property of the Lessor but maintained by Lessee.

 5. Lessee shall, when in need of roof or other repairs, call subcontractors approved by Lessor, to do required repairs. In emergency call any available subcontractor of Lessee's choice.

 6. If Lessee's usage of premises causes an increase in any of the insurance policies carried by the Lessor, then the full amount of said excess cost attributable to Lessee's usage shall be paid by Lessee.

 7. No roof penetration shall be made by Lessee or Lessee's agent, at any time, without Lessor's express approval, except in the event of an emergency. Any roof patch by Lessee or agent of Lessee shall be painted white and guaranteed in writing for one year. Damage to any portion of the roof by Lessee or Lessee's agent or due to Lessee's usage of the premises shall be reported to Lessor in writing and shall be repaired at Lessee's expense.

 8. Any use of a walk-way in front of an individual store shall be for use of pedestrians only. If Lessor grants Lessee the right to use same this approval shall be subject to revocation upon twenty-four (24) hours notice, at any time and for any reason.

 9. Lessee shall cooperate with Lessor in any modification of the Center, so long as it doesn't interfere with Lessee's operation.

10. Lessor hereby grants to Lessee two consecutive five (5) year options. Lessee may exercise the first option by written notice to Lessor not later than the last day of the ninth year of the initial term. Second option shall require notice to Lessor not later than the last day of the fourth year of first option. Failure to so notify Lessor shall void these options. Rent for the extended term shall be not less than the rent for the last month of the prior term plus any applicable CPI and other increases to date of extension or five (5%) percent whichever is the higher. Rent for the last month shall not include items 4B and 4C of Lease as a base of calculations.

11. Lease security deposit shall be reduced by One Thousand Dollars ($1,000) per month commencing the twelfth month of this lease until it has been reduced to Ten Thousand Dollars ($10,000) or when the lease has been terminated

Addendum Page 3


        whichever occurs first in time. Deposit shall be Ten Thousand Dollars ($10,000) on signing of this Lease, balance ten (10) days thereafter.

12. The area to be occupied by Lessee will be determined and the initial rental will be adjusted based on a charge of $1.45 per square foot for the ground floor area and a charge of $1.10 per square foot for the second floor area.

13. Such other charges covered by addendum and approved by Lessor and Lessee. (See Page 2 of Lease, Paragraph 4C(4).

14. Lessor shall guarantee roof and structure and all other work performed under this Lease for one (1) year after occupancy and make all necessary repairs to same during the year at no cost to Lessee.

15. Lessee may remove any kitchen equipment, counters, booths and other items normally associated with a restaurant which are not permanently affixed.

16. Lessee shall be relieved of liability under the lease if Lessor deems the new Lessee to be qualified to operate the restaurant at a high standard and has the financial capacity to do same and is otherwise acceptable to the Lessor.

17. Lease term dates shall be inserted on Lease Summary when exact dates have been determined. Lessor and Lessee shall initial such insertion.

18. Percentage share shall be inserted and initialled by the Lessor and Lessee when exact square footage occupied has been determined.

19. If Lessee's premises are damaged or destroyed during the original term or the first extension of this lease and the cost of this damage is reimbursed to the Lessor by the Insurance Company then Lessor shall be obligated to restore same to the extent of said reimbursement for said damage or destruction. This section of the Addendum applied to Paragraph 14 in its entirety.

20. Ten (10) days after notification in writing by Certified Mail to Sol Zide or Abe Zide personally, or their successor.

Addendum Page 4


21. The adjusted fixed minimum rent shall be determined on each adjustment date by multiplying the fixed minimum rent set forth in Paragraph 4A of this Lease by a fraction, the denominator of which is the average index figure for the year ending the month immediately preceding the date of the execution of this Lease as published by the U.S. Dept. of Labor, Bureau of Labor Statistics, Consumers Price Index, Los Angeles/Long Beach, All Items (1967-100) (the CPI) and the numerator of which is the average CPI index for the year ending immediately preceding the month during which the particular adjustment occurs for the second year. For ensuing years, the fraction shall be the denominator being the numerator of the just previous year and the numerator of which is the average CPI index for the year ending immediately preceding the month during which the particular adjustment occurs.

22. Lessor warrants there are no eminent domain proceedings now pending or are contemplated in the future relating to subject shopping center.

23. Lessor hereby warrants and guarantees that a reciprocal parking agreement between Hughes Market and Lessor will be kept in full force and effect for the term of this Lease.

24. Lessee's rent to start on November 1, 1984 or 120 days after Lessor completes all structural repairs (including removal of Hooper Camera from premises) and turns over all leased premises.



Lessor:                                 Lessee:
WRAM DEVELOPMENT CO.                    SOLLEY'S INC.

/s/                                     /s/
- ------------------------------          -------------------------------
Dated:  2 April 1984                    Dated:  4-2-84
        ----------------------                  -----------------------

                                        4-1-87

I will initial a lease change page 6 item "I" as follows:

        "radius of two and one half miles (2 1/2) miles from the leased premises" Dupar's location in Encino is acceptable


                                            /s/ Arthur R. Grebler
                                        -------------------------------
                                             WRAM DEVELOPMENT CO.